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                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 2004, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), and RBC MORTGAGE COMPANY, an Illinois corporation (the "Servicer"), having an office at 222 Merchandise Mart Plaza, Suite 550, Chicago, Illinois 60654, and acknowledged by AURORA LOAN SERVICES INC., a Delaware corporation ("Aurora"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain mortgage loans (the "Mortgage Loans") from the Servicer, which Serviced Mortgage Loans were either originated or acquired by the Servicer pursuant to the Loan Purchase Agreement, dated as of September 8, 2003, by and between the Bank and the Servicer by and between the Bank and the Servicer (collectively, the "Purchase Agreement").

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for Lehman Brothers Bank pursuant to a Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of September 8, 2003, by and between the Bank and the Servicer (the "Interim Servicing Agreement"), which is annexed hereto as Exhibit B.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of July 1, 2004 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit C, the Bank has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the Purchase Agreement and the Interim Servicing Agreement to the Seller, and the Seller has accepted such assignment.

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2004 (the "Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of July 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Interim Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement and until August 1, 2004 (the "Servicing Transfer Date").

         WHEREAS, the Seller and Servicer agree that on the Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.


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         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Interim Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Interim Servicing Agreement or the Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated July 1, 2004, between U.S. Bank National Association and the Trustee.

         3. Servicing Transfer Date. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Interim Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Interim Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that the Servicing Transfer Date with respect to the Mortgage Loans is August 1, 2004. On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Interim Servicing Agreement and the Purchase Agreement to the successor servicer designated by the Seller. The Seller hereby designates Aurora to act as the Servicer of the Mortgage Loans on and after the Servicing Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Seller and Aurora.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 2.05 and Subsection 3.01 of the Interim Servicing Agreement, the remittance on August 18, 2004 to the Trust Fund is to include principal due after July 1, 2004 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clause (b) of Subsection 3.01 of the Interim Servicing Agreement.

         5. Servicing Fee. The obligation of the Trust Fund to pay Servicing Fee set forth the Interim Servicing Agreement is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05 of the Interim Servicing Agreement) of the Monthly Payment collected by the Servicer or as otherwise provided under Section 2.05.

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         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2004-10 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank under the Interim Servicing Agreement to enforce the obligations of the Servicer under the Interim Servicing Agreement and the term "Purchaser" as used in the Interim Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Bank under the Interim Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention: E. Todd Whittemore, Master Servicing, SARM 2004-10
                  Telephone: (303) 632-3422
                  Telecopier: (303) 632-3123

         All remittances required to be made by the Servicer with respect to the Mortgage Loans shall be made to the Master Servicer at the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services Inc., Master Servicing
                                Payment Clearing Account
                  Account No.: 066-611059
                  Beneficiary: Aurora Loan Services Inc.
                  For further credit to: SARM 2004-10



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         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  (or in the case of overnight deliveries:
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: SARM 2004-10

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention: Contract Finance - Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Dechert LLP
                  1717 Arch Street
                  Philadelphia, Pennsylvania 19103
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]



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         Executed as of the day and year first above written.

                                   LEHMAN BROTHERS HOLDINGS INC.,
                                     as Seller


                                   By:  ___________________________________
                                        Name:  Stanley P. Labanowski
                                        Title: Authorized Signatory


                                   RBC MORTGAGE COMPANY,
                                     as Servicer



                                   By:  ___________________________________
                                        Name:
                                        Title:


ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:______________________________________
     Name:  E. Todd Whittemore
     Title: Executive Vice President



WELLS FARGO BANK, NATIONAL ASSOCIATION,
  as Trustee

By:______________________________________
     Name:  Sandy Whalen
     Title: Vice President

                                    EXHIBIT A

                Modifications to the Interim Servicing Agreement


1. The definition of "Eligible Investments" in Article I is hereby amended and restated in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                      (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                      (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                      (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                      (iv) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                      (v) commercial paper (including both non-interest-bearing
                  discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                      (vi) a Qualified GIC;

                      (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                      (viii) any other demand, money market, common trust fund
                  or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

2. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Fannie Mae Guides," to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

3. A new definition of "Mortgage Loan" is hereby added to Article I to immediately follow the definition of "Mortgage Impairment Insurance Policy," to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Seller by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

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4.       A new definition of "Mortgage Loan Schedule" is hereby added to Article
         I to immediately follow the definition of "Mortgage Loan Remittance Rate," to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Seller may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Seller's interest therein shall
                  be transferable to any successor servicer or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7. A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

                  "Rating Agency": Moody's Investors Service, Inc., Fitch, Inc. or Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

8.       Section 2.01 (Seller to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second
                       paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Interim Servicing Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

9. Section 2.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the related Transfer Date" in the first and second lines thereof with "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement".

10. Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

         (i) replacing the words "Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2" with the words "the SARM 2004-10 Trust Fund".

11. Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (v), by replacing the period at the end of clause (vi) with a semicolon and by adding the following new clauses (vii) and (viii):

                           (vii) to invest funds in the Custodial Account in
                  Eligible Investments in accordance with Section 2.10; and

                           (viii) to transfer funds to another Qualified
                  Depository in accordance with Section 2.10 hereof.

12. Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Lehman Brothers Bank, FSB Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2, and various Mortgagors" with "the SARM 2004-10 Trust Fund."

13. Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended by:

                  (i) adding the following paragraph as the third paragraph
                      of such Section:

                           Notwithstanding anything to the contrary contained in
                  this Section 2.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Seller. Upon completion of the inspection, the Seller shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Seller in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Seller, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Seller shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

                  (ii) replacing the existing third paragraph of such section
                       (before the amendment made by (i) above) by the following paragraph:

                           The Seller shall use its Best Efforts to dispose of
                  the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property,
                  (i) the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and
                  (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Seller shall not be required to provide financing for the sale of any REO Property.

                  (iii) adding the following two (2) paragraphs to the end of such section:

                           Prior to acceptance by the Seller of an offer to sell
                  any REO Property, the Seller shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Seller in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Seller shall not proceed with such sale.


                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the trust fund provided for in the Trust Agreement shall be rented (or allowed to continue to be rented) or otherwise used, held or disposed of by or on behalf of such trust fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) subject any REMIC provided for in the Trust Agreement to the imposition of any federal income taxes on income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G of the Code, unless the Seller has agreed to indemnify and hold harmless the trust fund provided for in the Trust Agreement with respect to the imposition of any such taxes.

14.      Section 3.02 (Statements to Purchaser) is hereby amended as follows:

                  (i) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Beginning with calendar year 2005, the Seller shall
                  prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2004 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

15. Section 4.04 (Annual Statement as to Compliance) is hereby amended by replacing "March 31, 2004" with "March 31, 2005."

16. Section 4.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing "March 31, 2004" with "March 31, 2005."

17. A new Section 4.07 (SEC Certificate) is hereby added to this Agreement to read as follows:

                           Section 4.07 SEC Certificate. At any time upon thirty
                  (30) days written request, and no later than February 28, 2005, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact, and (ii) the Seller shall not be required to provide the Officer's Certificate described in this subsection.

18. The parties hereto acknowledge that Section 5.01 (Provision of Information) and Section 5.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

19. Section 6.03 (Termination Upon Transfer of Servicing. Termination Procedures) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Holdings Inc."

20. Sections 8.01 (Indemnification) and 8.02 (Limitation on Liability of Seller and Others) are replaced by the following:

                           The Seller shall indemnify the Trust Fund, the
                  Depositor, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify Lehman Brothers Holdings Inc., the Depositor, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Seller and hold it
                  harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           Neither the Seller nor any of the directors,
                  officers, employees or agents of the Seller shall be under any liability to Lehman Brothers Holdings Inc., the Trust Fund, the Depositor, the Trustee or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement and at the written instruction of Lehman Brothers Holdings Inc. or the Master Servicer, or for errors in judgment, provided, however, that this provisions shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligation in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Seller with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

21. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Seller) is hereby amended and restated in its entirety to read as follows:

                           The Seller shall neither assign this Agreement or the
                  servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Seller shall be fully liable for such tasks as if the Seller performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Seller may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Seller, and the Seller guarantees the performance of such entity hereunder. In the event of such assignment by the Seller, the Seller shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Seller's obligations under the Agreement.

22. A new Section 12.11 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Section 12.11 Intended Third Party Beneficiaries.
                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

23. A new Section 12.12 (Acknowledgement) is hereby added to read as follows:

                           Section 12.12 Acknowledgement. The Seller hereby
                  acknowledges that the rights of Lehman Brothers Bank, FSB under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will constitute an assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Seller hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                    EXHIBIT B

                           Interim Servicing Agreement

                                See Exhibit 99.7

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                              Intentionally Omitted

                                    EXHIBIT D

                             Mortgage Loan Schedule



                              Intentionally Omitted

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
                                                                                                 Example .0025000 for .25%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF

                                     e-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                   DESCRIPTION
----------                                                   -----------
% of MI Coverage                                             % of MI Coverage
Actual MI Claim Filed Date                                   The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                   Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                    The amount claimed to the MI company on the MI
                                                             claim

Actual Discharge Date                                        Date Bankruptcy was Discharged
Actual Due Date                                              Next Payment Due Date
Actual Eviction Complete Date                                Actual Eviction Complete Date
Actual Eviction Start Date                                   Actual Eviction Start Date
Actual First Legal Date                                      Actual First Legal Date
Actual Notice of Intent Date (breach letter date)            Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                 The date the Last Pre-petition payment is due from
                                                             the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                               The date the First Pre-petition payment is due from
                                                             the Trustee in a chapter 13 BK
Actual Redemption End Date                                   Actual Redemption End Date
Actual REO Start Date                                        The date the account was received by the REO
                                                             Department
Appraisal, BPO Costs                                         Total expenses incurred for the purpose of BPO's
                                                             or Appraisals.
Bankruptcy Chapter                                           Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                         BK Atty Fees & Costs
BK Flag (Man Code)                                           A code that identifies the account as an active
                                                             Bankruptcy.
Bnk Case # (7 digit only)                                    Bnk Case # (7 digit only)
City                                                         City
Claim Amount Paid                                            MI Claim Amount
Claim Funds Received Date                                    The date the MI Claim funds were received from the MI
                                                             Company
Confirmation Hearing Date                                    Confirmation Hearing Date
Current Interest Rate                                        Current Interest Rate
Current Loan Amount                                          Unpaid Principal Balance
Current P&I Payment Amount                                   Current P&I Payment Amount
Date Bid Instructions Sent                                   Date Bid Instructions Sent to Attorney
Date Filed Relief/Dismissal                                  The date the motion for Relief or Dismissal was filed
                                                             with the BK Court
Date Loan Reinstated                                         Date Loan Reinstated
Date POC Filed                                               Date proof of claim filed
Date Relief/Dismissal Granted                                The date the BK court granted the motion for Relief or
                                                             Dismissal
Date REO Offer Accepted                                      Date REO Offer Accepted
Date REO Offer Received                                      Date REO Offer Received
Deal Identifier by Loan                                      Security Name/Cross reference Investor ID
                                                             (Servicer to Cross reference)

                                     E-2-1

Delinquency Status (Man Code)                                30, 60, 90, BK, FC, REO, Claims or a code that can be
                                                             decoded to determine the current status of the
                                                             account.
Loss Mit Denial Date                                         Loss Mit Denial Date
Eviction Atty Fees & Costs                                   Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                  F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                 F/B Last Due (if applicable)
FC Atty Fees & Costs                                         FC Atty Fees & Costs
FC Flag                                                      A code that identifies the account as an active
                                                             Foreclosure.
FC Start Date (referral date)                                FC Start Date (referral date)
FC Suspended Date                                            FC Suspended Date
FC Valuation Amount                                          The value of the property as determined for the
                                                             purpose of foreclosure.
FC Valuation Date                                            The date the property value was determined for the
                                                             purpose of foreclosure.

FC Valuation Source                                          The type of valuation that was used to determine the
                                                             Fc Valuation amount.
FHA 27011A Transmitted Date                                  FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                  FHA 27011B Transmitted Date
FHA Case #                                                   FHA Case #
FHA Part A Funds Received Date                               FHA Part A Funds Received Date
First Payment Date                                           First Payment Date
Foreclosure Actual Sale Date                                 Date F/C Sale Held
VA Guarantee %                                               VA Guarantee %
Interest Advances                                            Interest Advances
Investor Loan Number                                         Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                          Date claim submitted to investor
Liquidation Status                                           Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                         VA Loan Guarantee Certificate Number
Loan Number                                                  Servicer Loan Number

Loan Term                                                    Loan Term
Loan Type                                                    Loan Type
Loss Mit Approval Date                                       Loss Mit Approval Date
Loss Mit Flag (Man Code)                                     A code that identifies the account as an active Loss
                                                             Mit account.
Loss Mit Removal Date                                        The date the Loss Mit Department determined that Loss
                                                             Mit Options were no longer a viable option.
Loss Mit Start Date                                          Loss Mit Set-up Date
Loss Mit Type                                                S/S, Forbearance, Repay, Mod, etc.
Loss Mit Workstation Status                                  Completed, Removed, Active
MI Certificate Number                                        MI Certificate Number
MI Cost                                                      Price percentage, lender paid only
MI Coverage Y/N                                              MI Coverage Y/N

Monthly MIP Cost                                             The monthly fee paid to HUD to maintain coverage on
                                                             the account.
Next Payment Adjustment Date                                 Next Payment Adjustment Date
Next Rate Adjustment Date                                    Next Rate Adjustment Date

                                      E-2-2

Occupancy Status                                             Occupancy Status
Occupancy Status Date                                        The date the occupancy status reported was determined.
Original Loan Amount                                         Original Loan Amount
Original Value Amount                                        The value of the property as determined at the
                                                             origination of the account.
Origination Date                                             The date the closing occurred to originate the loan.

ORIGINATION VALUE DATE                                       The date the original Value Amount was
                                                             determined.
ORIGINATION VALUE SOURCE                                     The type of valuation that was used to determine
                                                             the Original Value amount.
Other Advance Expenses                                       Total Advances minus all other/detail and total
                                                             Ownership Code
Paid in Full Date                                            Date loan liquidated from system UPB removed Paid Off
                                                             Code
Part B Funds Received Date                                   FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                   Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO Value (As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee

                                      E-2-3

State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE


                                      E-2-4

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services Inc.
2530 South Parker Road, Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-10
     --------------------------------------------------------------------

Reference is made to the Reconstituted Servicing Agreement dated as of July 1, 2004 (the "Agreement"), by and among Lehman Brothers Holdings Inc. (the "LBH") and RBC Mortgage Company (the "Servicer") and acknowledged by Aurora Loan Services, Inc. (the "Master Servicer") and Wells Fargo Bank, National Association, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                             RBC MORTGAGE COMPANY

                                             Name:  ____________________________
                                             Title: ____________________________
                                             Date:  ____________________________


                                      F-1